SUMMER 2022

# *Company* **Presentation**









amesite

Microsoft Partner | Education Specialist

Microsoft

# Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words "we", "us" and "our" may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward-looking statements are based on management's current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein.

amesite

# Investment Highlights

1. **MARKET OPPORTUNITY** addressing multi-billion-dollar online learning markets in business and education.
2. **UNIQUE MODEL** for transparent B2B business that creates an opportunity for growth and revenue for customers.
3. **PROVEN TECHNOLOGY** that scales, with the efficiency and interoperability that customers need.
4. **SUCCESSFUL PRODUCTS** that customers LOVE♥: strong focus on technology + design to create great user experiences.
5. **STRONG DIFFERENTIATION** in markets that urgently need technology to meet the demand for growth.

# Meet Amesite

Amesite's cloud-based platform + content creation services provide **fully-managed, customized learning ecosystms** for businesses, nonprofits, government agencies and universities.

Amesite is unique in its focus on the **user experience** for learning: for instructors, administrators and learners.

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How might we upskill our sales team and reach goals faster?
Identify stretch goals
Upskill with online PD Courses
Knowledge sharing between teams & departments


Your Forecasted Grade
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# Verticals

https://www.alliedmarketresearch.com/press-release/corporate-training-market.html#:~:text=According%20to%20a%20new%20report,8%25%20from%202021%20to%202030.
https://www.bestcolleges.com/blog/how-many-colleges-in-us/
https://www.ibisworld.com/industry-statistics/market-size/museums-united-states/
https://www.dol.gov/sites/dolgov/files/general/budget/2020/FY2020OperatingPlanAPT.pdf

## Markets: Tens of Thousands of Organizations Deliver eLearning. They Need an eLearning PARTNER.

**$332.9B**
Corporate raining market size in US

**Businesses** must rapidly upskill employees and smoothly launch large programs

**6K**
US Colleges & Universities

**Universities** must increase pre-college and professional learning and generate revenue

**$16.3B**
Museum market size in US

**Museums** must deliver teacher and student learning and engagement and drive revenue with donor eLearning engagements

**$3.6B**
US DoL Training budget in 2020

**Government** must provide online training for large workforces

# Business Model

## Model: SaaS Flexibility and Scalability, Targeting High Margin + ARR

| | |
|---|---|
| SETUP FEE | **ADAPTABLE:** Amesite delivers custom, enterprise-wide systems, or new, specialized or technical programs, branded to the Customer |
| COURSE CREATION FEE | **FLEXIBLE:** Amesite can build-from-scratch, from technical to introductory / general-interest courses and programs — or Customers can use their own content |
| MAINTENANCE FEE | **RELEVANT:** Amesite assures content stays up-to-date |
| USER FEE | **SCALABLE:** Manageable user fees enable course monitoring and customer service, leveraging infrastructure that supports growth |

# Learning Solutions for Enterprise are in High Demand

*MARKET SIZE*

**$332.9B**

Corporate training market size in US

*GROWTH*

Estimated to reach

**$487.3B**

by 2030, growing at a CAGR of

**8%**

**AGILE**



Customers launch programs in 30 days flat and keep up with the latest trends.

**INTUITIVE**



Trainees start upskilling immediately on a social media-inspired interface that requires ZERO training.

**SCALABLE**



Customers scale training on a platform that scales with them.

https://www.alliedmarketresearch.com/press-release/corporate-training-market.html#:~:text=According%20to%20a%20new%20report,8%25%20from%202021%20to%202030.

# Amesite's Enterprise Solutions: Scalable & Effective


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"**Amesite is clearly the company of choice** to integrate our platforms because of the **quality and depth of their A.I driven technology.** People are our greatest investment, and we are committed to making sure they are the best prepared in our industry."

**Jay Mullick**
President,
EWIE Group of Companies

# Higher Education Needs Solutions for Upskilling and Pipeline Growth

*MARKET SIZE*

**$77.7B**

Higher education market size in US

*GROWTH*

Estimated to reach

**$169.7B**

by 2028, growing at a CAGR of

**10.3%**

### CUSTOM

Customers' programs delivered on platform branded to their organization.

### ENGAGING

Universities achieve success with AI that retains learners.

### SCALABLE

Universities can scale their own branded programs, marketing to their own alumni.

https://www.globenewswire.com/en/news-release/2022/02/08/2380875/0/en/Worldwide-Higher-Education-Market-is-Expected-to-Grow-at-a-CAGR-of-10-3-Between-2022-and-2028-by-Fortune-Business-Insights.html

# Amesite's Higher Ed Solutions: Customized and Deployable


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> "**We trust Amesite as a partner committed to helping us in our mission** to serve our youth, with programs that will set them on a course to bring them economic success **and bring our city and state greater talent, and growth."**

**Dr. Farshad Fotouhi**
Dean of Engineering,
Wayne State University

# Foundations, Institutes and Museums

*MARKET SIZE*

**$16.3B**

Museum market size in US

*GROWTH*

Estimated to reach

**$169.7B**

by 2030, growing at a CAGR of

**10.3%**

### ADVANCED

Non-profits deploy learning with AI technology – without having to hire internally.

### EASY TO USE

Patrons and stakeholders are learning immediately and accessibly.

### SEAMLESS

Non-profits can easily manage integrations with existing solutions for maximum efficiency.

https://www.ibisworld.com/industry-statistics/market-size/museums-united-states/

# Amesite's Non-Profit Solutions: Urgently Needed


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"The **results we've seen so far are unparalleled, the technology has made the system scalable and easy to use** and we can fully achieve our goals of inspiring that next generation of innovators and inventors."

**Patricia Mooradian**
President & CEO,
The Henry Ford Museum

"Built by Amesite, Innovation Foundation Engage – our online learning platform- uses advanced technology to enhance education focused on innovation. **Amesite's technology will help us engage all who wish to be a part of our mission.."**

**Cathie Wood**
CEO and Founder,
Innovation Foundation

# Amesite: Built for Speed and Efficiency to Meet Our Partners' Needs

**V4** Amesite's V4 platform is now on Microsoft's Azure Cloud - enabling **scalability**, **speed,** and **best-in-class infrastructure.**

**24h** or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

**30d** launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

**1,000s** of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

**98%** retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

amesite

# Amesite & Microsoft

"By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses.**"

**Tamer Erzurumlu**
Director of Partner Strategy
Education at Microsoft


Microsoft

Customer Stories Search

Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL

February 1, 2022

## Technical Story

Amesite Inc. is on a mission to improve the way that the world learns. Its sophisticated online learning ecosystems use AI to mass-customize e-learning and to deliver affordable software as a service (SaaS) and content creation services to businesses, universities, government, and nonprofit organizations that deliver online learning programs. Propelled by a successful IPO (NASDAQ: AMST), Amesite built coast-to-coast sales on the strength of strong user reviews and course retention rates that it delivered for its customers. To retain its competitive advantage, Team Amesite aims to keep setting the bar for higher user engagement and to dramatically speed delivery to its customers.

In search of a new hosting platform, Amesite partnered with Microsoft in a strategic move to ally itself with an agile cloud provider that shares its views on data privacy, security, and cloud-first principles. In addition to migrating its application to Azure infrastructure in just two months, Amesite migrated its data to Azure Database for PostgreSQL, a fully managed service that helped the company to make a seamless move from AWS and Amazon RDS for PostgreSQL. Amesite can now onboard customers in 24 hours or less on an e-learning solution with the scale that it needs to grow —and at half the infrastructure cost.

Learn More
Azure Database for PostgreSQL

Customer
Amesite Inc.

Products and Services
Azure Blob Storage
Azure Database for PostgreSQL
Azure Firewall
Azure Monitor

Industry
Professional Services

# Technology: Advantages, Differentiation & Opportunity

## AMESITE USES AI TO IMPROVE LEARNING

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

AI-DRIVEN

## AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

SCALABLE & SECURE

## AMESITE TECHNOLOGY SUPPORTS DESIGNS CUSTOMERS LOVE – WITH THE ABILITY TO SCALE

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

BEST-IN CLASS FEATURES & INTEGRABILITY

# Investment Landscape: Interfaces & Growth

## LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."

Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB

## CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.

Companies: 2U $TWOU, Chegg $CHGG

## PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.

Companies: Workday $WDAY, Atlassian $TEAM

### AI GROWTH

**$126B by 2025**

[illegible]

### ONLINE EDUCATION GROWTH

**$319B by 2025**

[illegible]

### SAAS FOR BUSINESS GROWTH

**$623B by 2023**

[illegible]

# Recent Partnerships and Impact:

# >98% retention

## CUNY

**Delivering professional learning** for the **largest urban university system** in the United States.

## EWIE Group of Companies (EGC)

**Employee training that enables global tracking** for a company whose products and services are used at **over 250 manufacturing facilities across the globe.**

## CONNER PRAIRIE

**Founded by Eli Lilly, they are providing learning to a global community** and aim to change the way **the world views and uses museums.**

**150M**

**new technology jobs** will be added to the global economy **over the next 5 years**

**Upskilling** is a $358B **global market** with employers spending

**$1,300**

on **each employee annually** for continuing education

**Market size of the museum industry** in the US reached

**$12.7B** in 2020

https://www1.nyc.gov/site/planning/about/press-releases/pr-20210720.page
https://www.statista.com/statistics/1232500/size-of-the-workplace-training-market-north-america-and-rest-of-the-world/
https://www.statista.com/statistics/738519/workplace-training-spending-per-employee/
https://www.weforum.org/agenda/2021/02/most-in-demand-jobs-2021/
https://www.statista.com/statistics/1174784/museum-industry-market-size-us/

# Case Studies: Flexible Use

WATCH THE INHUB CASE STUDY

WATCH THE MWSE CASE STUDY

WATCH THE WSU CASE STUDY

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# People & Growth



- Strong ability to attract talent
- Building bench strengths and partnerships in Sales and Marketing
- Aligning technical work to disrupt markets and serve our customers

We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards.



THE WALL STREET JOURNAL.

WEDNESDAY, FEBRUARY 16, 2022 - VOL. CCLXXIX NO. 38

Congratulations!

To the Best and Brightest Companies To Work For® In The Nation

Best and Brightest Companies to Work For in the Nation Winner 2021

The Nation's Best and Brightest in Wellness Winner 2021

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2021

Best and Brightest in Wellness Winner 2021

Best and Brightest Companies to Work For in the Nation Winner 2020

The Nation's Best and Brightest in Wellness Winner 2020

Winner 2019 Best and Brightest in Wellness

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2019

Metropolitan Detroit's Best and Brightest Companies to Work For Winner 2020

Big Innovation 2020

amesite

# Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



**Dr. Ann Marie Sastry**

**Founder, Chair & CEO**

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



**Anthony Barkett, J.D.**



**Barbie Brewer**



**J. Michael Losh**



**Gilbert S. Omenn, MD, Ph.D.**



**Richard Ogawa, J.D.**



**George Parmer**

amesite

# Revenue

*FY Q3 2022*
*10-Q March 31, 2022*

**2X**

Trailing 12 months (3/31/2022 over 3/31/2021)

**$1.8M**

Total Contract Value Since Inception

## Building Revenue:

- Key Staff Positions Filled
- Company Is Diversifying Our Customer Base
- Large Addressable Markets in Four Sectors: Enterprise, Higher Ed, Nonprofit and Government

# Financial Position

*FY Q3 2022*
*10-Q March 31, 2022*

**$8.9M**
Cash On Hand as of March 31, 2022

**$0**
Debt

**$1.4M**
Operating Cash Used Q3 2022

**$15.0M**
Cash Remaining on Equity Line

## Amesite's Financial Position:

- Good Liquidity
- No Debt
- Equity Line to Raise as Needed, Subject to Limits
- Includes $3M Equity Raised (Feb. 2022)

# THANK YOU.



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